UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20544

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2024

SPARTA COMMERCIAL SERVICES, INC.

(Exact name of Company as specified in its charter)

Nevada	000-09483	30-0298178
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

555 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

(212) 239-2666

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	SRCO	Pink Open Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On February 21, 2024, Sparta Commercial Services, Inc. (the “Company”) granted its CEO, Anthony L Havens and Vice President of Operations, Sandra L Ahman, five year options to purchase an aggregate of 2,000,000 shares of the Company’s common stock at $0.14 per share. The options vest in three equal tranches over three years.

On February 21, 2024, the Company granted to each of its two independent Directors five year options to purchase 200,000 shares of the Company’s common stock at $0.14 per share. The options vest in three equal tranches over three years. These options represent compensation for past service on the board.

On February 21, 2024, five year non-qualified stock options in an aggregate of 290,000 shares of the Company’s common stock at $0.14 per share were issued by the Company to employees and consultants. The options vest in three equal tranches over three years.

The stock options granted pursuant to the Stock Option Agreements have five year terms, vest in three equal tranches over three years, and have an exercise price of $0.14 which was 110% of the closing price of the Company’s common stock for the thirty consecutive trading days immediately preceding the date of the option (for a day to be included in the calculation, there must have been at least 100 shares traded on that day). The sales of the above securities were deemed to be exempt from registration under the Securities Act in reliance on Section 4(a)(2) of the Securities Act as transactions by an issuer not involving any public offering. The recipients of the securities in each of these transactions represented their intentions to acquire the securities for investment only and not with a view to, or for sale in connection with, any distribution thereof. All recipients had adequate access, through their relationships with the Company, to information about the Company.

The foregoing disclosure of the Stock Option Agreements set forth in this Section 3.02 does not purport to be complete and is qualified in its entirety by reference to the Stock Option Agreements, which are filed as Exhibits 4.1, 4.2, 4.3, and 4.4 of this Current Report and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(D) Exhibits

Exhibit No.	Description

4.1	Anthony L. Havens Stock Option Agreement

4.2	Sandra L. Ahman Stock Option Agreement

4.3	Kristian Srb Stock Option Agreement

4.4	Jeffrey Bean Stock Option Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTA COMMERCIAL SERVICES, INC.

Dated: February 23, 2024	/s/ Anthony L. Havens
Anthony L. Havens
Chief Executive Officer